               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20509

                            FORM 8-K-A1

                          CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                          June 8, 1999
                          ------------
                         Date of Report
               (Date of Earliest Event Reported)

                   RENU-U INTERNATIONAL, INC.
                   --------------------------
     (Exact Name of Registrant as Specified in its Charter)

        Delaware                     001-07301              75-1329265
        --------                     ---------              ----------
(State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                    I.D. No.)

                     14251-A Chambers Road
                    Tustin, California 92780
                    ------------------------
               (Address of Principal Executive Offices)

                          (714) 730-7900
                          --------------
                   Registrant's Telephone Number


                4051 East La Palma Avenue, Suite C
                     Anaheim, California 92807
                     -------------------------
        (Former Name and Address of Principal Executive Offices)

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

      (a) Financial Statements of Business Acquired.

                    RGB Technology Group, Inc.
                          Balance Sheet
                           May 31, 1999


                              ASSETS

Current Assets

     Cash in banks                  $   -
     Inventory                           -
                                     ----------

     Total Current Assets                -
                                     ----------
Plant and Equipment

     Total Property and Equipment        -
                                     ----------
Other Assets
     Marketing Rights   Note 1           -
                                     ----------

Total other assets                       -
                                     ----------

Total Assets                       $     -
                                     ----------
                                     ----------



                     LIABILITIES AND CAPITAL


Current Liabilities                 $   -

     Total Current Liabilities          -
                                     ----------

Long-Term Liabilities                   -

     Total Long-Term Liabilities        -
                                     ----------

Capital

     Common  Stock                     2,000.00
         10,000,000 authorized,
          at $0.001 par value;
         2,000,000 shares issued
          and outstanding
         at May 31, 1999

     Retained Earnings                  -
     Capital in Excess of Par Value   (2,000.00)
                                    ____________

     Total Capital                      -
                                    ------------

     Total Liabilities & Capital   $    -
                                    ------------
                                    ------------



The accompanying notes are an integral part of these financial statements.

                      RGB Technology Group, Inc.
                          Income Statement
                  April 28, 19992 through May 31, 1999



Revenues                 $    -

Cost of Sales                 -
                          ----------

     Gross Profit             -
                          ----------

Expenses                      -
                          ----------

     Net Operating Income     -

Other Income/Expense          -
                          ----------

Net Gain (Loss)          $    -
                          ----------
                          ----------


The accompanying notes are an integral part of these financial statements.

                    RGB Technology Group, Inc.


                NOTES TO THE FINANCIAL STATEMENTS


Note 1. RGB Technology Group, Inc. has the long-term exclusive right to distribute ColorMax brand color vision enhancement products in the United States of America, Australia, and New Zealand with the right of first refusal to all other countries and territories worldwide.

Note 2. RGB Technology Group, Inc. was incorporated in the state of Delaware on April 28, 1999.

      (b) Pro Forma Financial Information.

     The accompanying balance sheets of Renu-U International, Inc. and subsidiary (a development stage company) at June 30, 1999 and December 31 1998, and the statements of operations for the three and six months ended June 30, 1999 and 1998 and the period from January 1, 1994 to June 30, 1999, the cash flows and the statement of stockholder' equity for the six months ended June 30, 1999 and 1998, and the period from January 1, 1994 to June 30, 1999, have been prepared by the Company's management and they do not include all information and notes to the financial statements necessary for a complete presentation of the financial position, results of operations, cash flows, and stockholders' equity in conformity with generally accepted accounting principles. In the opinion of management, all adjustments considered necessary for a fair presentation of the results of operations and financial position have been included and all such adjustments are of a normal recurring nature.

     Operating results for the quarter ended June 30, 1999, are not necessarily indicative of the results that can be expected for the year ending December 31, 1999.

                   RENU-U INTERNATIONAL, INC. AND SUBSIDIARY
                         (Development Stage Company)
                         CONSOLIDATED BALANCE SHEETS
                     June 30, 1999, and December 31, 1998


                                             June 30,            December 31,
                                               1999                  1998


                 ASSETS

CURRENT ASSETS
    Cash                                      $       -          $       47
    Inventory - for resale                            -              35,040
     Total Current Assets                             -              35,087

PROPERTY AND EQUIPMENT - net of accumulated       45,000             29,645
           depreciation

MARKETING RIGHTS - Note 4                             -                  -

                                               $  45,000          $  64,732

                     LIABILITIES AND STOCKHOLDERS' EQUITY


CURRENT LIABILITIES

  Notes payable                                $      -           $  89,922

     Notes payable - related parties                  -              64,820

     Accounts payable                                 -             152,279

     Accounts payable - related parties               -              27,767

       Total Current Liabilities                      -             334,788

LONG TERM DEBT AND OTHER CONTINGENCIES - Note 3 & 4   -              44,472

</TABLE



STOCKHOLDERS' EQUITY
    Preferred stock
        1,000,000 shares authorized, at
        $0.10 par value; none outstanding             -                  -

 Common stock
        100,000,000 shares authorized, at
         $0.001 par value;  3,332,041 shares
         issued and outstanding at June 30;
         332,041 at December 31, 1998              3,332               332

 Capital in excess of par value                  804,971           762,971


    Accumulated deficit during
     development stage - Note 1                 (763,303)       (1,077,831)

   Total Stockholders' Deficiency                 45,000          (314,528)
                                                $ 45,000       $    64,732

</TABLE

The accompanying notes are an integral part of these financial statements.


                RENU-U INTERNATIONAL, INC. AND SUBSIDIARY
                       ( Development Stage Company)
                 CONSOLIDATED STATEMENTS OF OPERATIONS
       For the Three and Six Months Ended June 30, 1999, and 1998
           and the Period from January 1, 1983 to June 30, 1999



                  Three Months     Three Months   Six Months   Six Months
                    June 30,           June 30,    June 30,     June 30,
                      1999              1998        1999          1998


REVENUES               $ 19,083         $ 38,565      $ 26,716     $ 52,877

COST OF SALES             8,731           13,611        11,846       13,611

   Gross Profit          10,352           24,954        14,870       39,266

EXPENSES                 29,619           28,879        47,838      108,788

Net operating loss      (19,267)          (3,925)      (32,968)     (69,522)

OTHER INCOME

Gain from transfer
 of assets - note 4     347,496                -       347,496            -

NET GAIN ( LOSS ) $     328,229          $ (3,925)   $ 314,528      $(69,522)




                  Three Months     Three Months   Six Months   Six Months
                    June 30,           June 30,    June 30,     June 30,
                      1999              1998        1999          1998

 GAIN (LOSS) PER
 COMMON SHARE


Basic               $       0.99     $     (0.01)  $       0.95 $      (0.20)


AVERAGE
     OUTSTANDING
     SHARES

Basic                 336,290         336,290        336,290      336,290


The accompanying notes are an integral part of these financial statements.


[Due to formatting limitations, the following column has been moved from its original location at the extreme right of the immediately preceding table.]


                    January 1, 1983 to
                       (note 1)
                      June 30, 1999


REVENUES               $ 144,204

COST OF SALES             51,117

   Gross Profit           93,087

EXPENSES                 652,835

Net operating loss      (559,748)

OTHER INCOME

Gain from transfer
 of assets - note 4      347,496

NET GAIN ( LOSS )      $(212,252)
PER COMMON SHARE

Basic

AVERAGE
     OUTSTANDING
     SHARES

Basic


The accompanying notes are an integral part of these financial statements.

                RENU-U INTERNATIONAL, INC. AND SUBSIDIARY
                      (  Development Stage Company)
                  CONSOLIDATED STATEMENT OF CASH FLOWS
            For the Six Months Ended June 30, 1999, and 1998
           and the Period from January 1, 1983 to June 30, 1999


                            Six Months       Six Months     January 1, 1983 to
                                Ended          Ended           (Note 1)
                              June 30,        June 30,
                               1999             1998           June 30, 1999

CASH FLOWS FROM
OPERATING ACTIVITIES

Net profit (loss)            $ 314,528      $ (69,522)         $    (212,252)

Adjustments to reconcile
net loss to net cash provided
by operating activities

    Depreciation                 2,080          2,592                 12,192

    Issuance of stock and
    contribution to
    capital - expenses              -              -                 119,602

    Deferred income                 -          10,000                     -

    Bad debts                       -              -                  31,418

    Change in inventory          8,918        (26,789)                43,958

    Change in deposits              -          25,000                     -

   Change in accounts payable   22,714         26,756                275,542

   Gain on transfer of assets
    and liabilities           (347,496)            -                (347,496)

   Loss of equipment                -              -                  11,135

   Loss of equipment                -              -

                                  -----         ------               ------

Net Cash Used by Operations        744         (31,963)              (65,901)

CASH FLOWS FROM INVESTING ACTIVITIES

    Investment in subsidiary        -               -               (105,000)

    Purchase of equipment           -          (27,754)              (47,780)

CASH FLOWS FROM FINANCING ACTIVITIES

    Proceeds from issuance
     of capital stock               -               -                175,000

    Proceeds from loans           (791)         63,758                43,681

Net Increase (Decrease) in Cash    (47)          4,041                    -

Cash at Beginning of Period         47           1,695                    -

Cash at End of Period            $  -         $  5,736               $    -
                                -------        --------               --------


The accompanying notes are an integral part of these financial statements.

              RENU-U INTERNATIONAL, INC. AND SUBSIDIARY
                    (  Development Stage Company)
                    NOTES TO FINANCIAL STATEMENTS



1.   ORGANIZATION

The Company was incorporated under the laws of the State of Delaware on June 14, 1971. There have been name changes and authorized stock changes resulting in the present name and the authorized common shares and preferred shares shown in the balance sheet.

The Company has been involved in various activities over the years and during the year 1983 discontinued all operations until 1996 when the Company started developmental work on a device to be used in the physical care field however during June 1999 the Company transferred the business as part of an acquisition and reorganization. (Note 5 )

On July 30, 1999 the Company completed a reverse stock split of 30 shares of outstanding stock for one share. This report has been prepared showing after stock split shares from inception.

The company is considered to be in the development stage after 1982.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting Methods
------------------

The Company recognizes income and expenses based on the accrual method of accounting.

Dividend Policy
----------------

The Company has not yet adopted a policy regarding payment of dividends.

Income Taxes
------------

On December 31, 1998, the Company had a net operating loss carry forward of $1,077,831. The tax benefit from the loss carry forward has been fully offset by a valuation reserve because the use of the future tax benefit is doubtful since the Company had a substantial change in its stockholders resulting from the reorganization outlined in note 5. $563,551 of the loss carryforward has expired and the balance expires starting in the years 2000 through 2019.

Earnings (Loss) Per Share
-------------------------

Earnings (loss) per share amounts are computed based on the weighted average number of shares actually outstanding, after the stock split.

                        RENU-U INTERNATIONAL, INC. AND SUBSIDIARY
                          (Development Stage Company)
                        NOTES TO FINANCIAL STATEMENTS (Continued)



2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Financial Instruments
---------------------

The carrying amounts of financial instruments, including all assets and liabilities shown in the balance sheet, are considered by management to be their estimated fair values because of the events outlined in note 4. These values are not necessarily indicative of the amounts that the Company could realize in a current market exchange.

Estimates and Assumptions
-------------------------

Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of the assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were assumed in preparing these financial statements.

3.  LONG TERM DEBT

Long term debt consists of lines of credit from banks amounting to $44,472 with interest only payments for the coming year. Officers of the Company have guaranteed the loans.

4.   TRANSFER OF COMPANY ASSETS IN EXCHANGE FOR ALL LIABILITIES

During June 1999 the Company transferred all its assets and the business in the physical care field in exchange for the assumption of all its liabilities as part of an acquisition and reorganization outlined in note 5, between the Company and RGB Technology Group, Inc. and Kimrose Holdings. At the report date $ 175,000 of assumed liabilities had been paid. The remaining balance of $204,260 will remain as a contingent liability to the Company until they are paid or satisfied.

5.   ACQUISITION OF ALL OUTSTANDING STOCK OF RGB TECHNOLOGY GROUP INC.

On June 8, 1999 the Company acquired all of the outstanding stock of RGB Technology Group Inc. through a stock for stock exchange in which the stockholder (Kimrose Holdings) of RGB Technology Group Inc. received 3,000,000, after stock split, common shares of the Company in exchange for all
of the stock of RGB Technology Group Inc.   RGB Technology Group Inc. was
organized in the state of Delaware on April 28, 1999 for the purpose of marketing ColorMaxTM lenses and a computer color vision test software. After the completion of the transaction the outstanding stock of the Company was 3,332,041 common shares of which 3,000,000 was owned by Kimrose Holdings.

The asset held by RGB Technology Inc. consists of the marketing rights for the above technology.

                     RENU-U INTERNATIONAL, INC. AND SUBSIDIARY
                         (  Development Stage Company)
                  NOTES TO FINANCIAL STATEMENTS (Continued)



5.   ACQUISITION OF ALL OUTSTANDING STOCK OF RGB TECHNOLOGY GROUP INC.
         - continued

For reporting purposes, the acquisition is treated as an acquisition of the Company by RGB Technology Group Inc. (reverse acquisition) and a recapitalization of RGB Technology Group Inc. with its historical financial statements being combined with the Company's.

No proforma statements have been included because the merger is considered to be a reverse acquisition and not a business combination. All material intercompany accounts and transactions have been eliminated.

6.  RELATED PARTY TRANSACTIONS

See notes 4 and 5 for the transfer of assets and the assumption of liabilities to a related parties as part of an acquisition and reorganization of the Company.

7.  GOING CONCERN

The Company has acquired marketing rights, described above, and in the opinion of management, will provide a profit to the Company. The Company will need additional working capital to be successful in this acquisition. The management of the Company has developed a strategy, which it believes will accomplish this objective through additional equity funding and long term financing, which will enable the Company to operate in the future.

                                  SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              RENU-U INTERNATIONAL, INC.

Date: 9/1/99               By: /s/ Donald H. Hansen, O.D.
     ---------                --------------------------------------
                              Donald H. Hansen, O. D.
                              President and Director